Other Current Assets	12 Months Ended
Dec. 31, 2012
Other Current Assets
Other Current Assets

7. Other Current Assets

        Other current assets consisted of the following as at December 31 (in thousands):

	2012	2011
Insurance claims	$545	$4,692
Advances to suppliers and other assets	4,837	3,526

Total	$5,382	$8,218

        Insurance claims, net of applicable deductibles arising from hull and machinery damage or other insured risks, are expected to be fully collected.